UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 31, 2018

Date of Report (date of earliest event reported)

Cubic Corporation

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	1-8931 (Commission File No.)	95-1678055 (I.R.S. Employer Identification No.)

9333 Balboa Avenue San Diego, California (Address of principal executive offices)	92123 (Zip Code)

Registrant’s telephone number, including area code: (858) 277-6780

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On May 31, 2018, Cubic Corporation (“Cubic”), completed the previously announced sale of all of the issued and outstanding capital stock of Cubic Global Defense, Inc. (“CGD”) and Omega Training Group, Inc., each a subsidiary of Cubic Corporation (the “Services Subsidiaries”), to Nova Global Supply & Services, LLC (“Purchaser”), an entity affiliated with GC Valiant, LP (“Valiant”) pursuant to the Stock Purchase Agreement (the “Purchase Agreement”), dated April 18, 2018, by and among Cubic, CGD and Purchaser.

The consideration paid to Cubic consisted of $135.0 million in cash at the closing, subject to final adjustments in respect of, among other things, cash and cash equivalents, net working capital and indebtedness of the Services Subsidiaries as of the closing. In addition, Purchaser will pay Cubic an additional $3.0 million if certain earn-out conditions related to the award of certain government contracts occur.

The parties have made customary representations and warranties and covenants in the Purchase Agreement, including without limitation covenants that limit Cubic’s and its affiliates’ ability to engage in certain U.S. government-related services work not related to the products of Cubic and its affiliates for the five years following the closing of the Acquisition. The parties have also agreed to mutually indemnify each other for breaches of representations and warranties and covenants, subject to certain limitations set forth in the Purchase Agreement. The Purchaser has obtained “representation and warranty” insurance which will provide coverage for breaches of representations and warranties of Cubic and the Services Subsidiaries contained in the Purchase Agreement, subject to deductibles, exclusions, policy limits and certain other terms and conditions.

The Purchase Agreement was filed as Exhibit 2.1 to Cubic’s Form 8-K filed with the Securities and Exchange Commission on April 19, 2018.  The description of the terms of the Purchase Agreement contained in this Form 8-K is qualified in its entirety by reference to the actual provisions of the Purchase Agreement.  In addition, the representations and warranties of Cubic, including the Services Subsidiaries, contained in the Purchase Agreement have been made solely for the benefit of Purchaser. Such representations and warranties (i) have been made only for purposes of the Purchase Agreement, (ii) have been qualified by confidential disclosures made to Purchaser in connection with the Purchase Agreement, (iii) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (iv) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (v) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Purchase Agreement will be filed only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding Cubic or the Services Subsidiaries or their businesses. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Cubic or the Services Subsidiaries. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in our public disclosures. The Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Cubic that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q and other documents that Cubic has filed and may file with the Securities and Exchange Commission.

In connection with the closing, Cubic is filing herewith certain pro forma financial information, which is attached hereto as Exhibit 99.2.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the completion of the transaction is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01 (b) of Form 8-K is attached hereto as Exhibit 99.2 to this Form 8-K.

(d) List of Exhibits:

99.1	Cubic Corporation press release, dated June 1, 2018
99.2	Unaudited Pro Forma Financial Information and accompanying notes

Forward-Looking Statements

Certain statements herein are “forward-looking statements”. Such forward-looking statements reflect Cubic’s current expectations or beliefs concerning future events and actual events may differ materially from historical results or current expectations. Any such forward-looking statements are subject to various risks and uncertainties, including uncertainties as to final adjustments in respect of, among other things, cash and cash equivalents, net working capital and indebtedness of the Services Subsidiaries as of the closing and whether earn-out conditions related to the award of certain government contracts will occur, and other factors which are set forth in Cubic’s most recent Form 10-K filed with the Securities and Exchange Commission on November 20, 2017 and in all filings with the Securities and Exchange Commission made by Cubic subsequent to the filing of that Form 10-K. Cubic does not undertake to publicly update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2018	CUBIC CORPORATION

	By:	/s/ James R. Edwards
	Name:	James R. Edwards
	Title:	Senior Vice President, General Counsel & Secretary